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                                                                    EXHIBIT 99.1



                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                         OF RANGE RESOURCES CORPORATION
                       PURSUANT TO 18 U.S.C. SECTION 1350



         I, John H. Pinkerton, President of Range Resources Corporation (the "Company"), hereby certify to the best of my knowledge that the accompanying report on Form 10-Q for the period ending June 30, 2002 and filed with the Securities and Exchange Commission on the date hereof pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company, subject to the matters disclosed therein, fully complies with the requirements of that section.

         I further certify to the best of my knowledge that the information contained in the Report, subject to the matters described therein, fairly presents, in all material aspects, the financial operations and results of operations of the Company to the extent required by Form 10-Q.



                                      /s/ John H. Pinkerton
                                      ----------------------------------
                                      Name:    John H. Pinkerton
                                      Date:    August 14, 2002